Filed pursuant to Rule 497(e)
Registration Nos. 333-171360; 811-22509

LoCorr Macro Strategies Fund			LoCorr Long/Short Commodities Strategy Fund
Class	A	LFMAX	Class	A	LCSAX
Class	C	LFMCX	Class	C	LCSCX
Class	I	LFMIX	Class	I	LCSIX

LoCorr Dynamic Opportunity Fund			LoCorr Spectrum Income Fund
Class	A	LEQAX	Class	A	LSPAX
Class	C	LEQCX	Class	C	LSPCX
Class	I	LEQIX	Class	I	LSPIX

LoCorr Market Trend Fund
Class	A	LOTAX
Class	C	LOTCX
Class	I	LOTIX

(each a “Fund,” and together, the “Funds”)

each Fund is a series of LoCorr Investment Trust

Supplement dated January 31, 2023 to the
Statement of Additional Information (“SAI”) dated May 2, 2022

At a meeting of the Board of Trustees (the “Board”) of LoCorr Investment Trust held on November 21, 2022, the Board voted unanimously to increase the size of the Board to eight Trustees, and nominated Mr. Daniel T. (“Dan”) O’Lear, Mr. Jeffrey (“Jeff”) E. Place and Ms. Cathleen (“Catie”) B. Tobin (each, a “Nominee,” and collectively, the “Nominees”) to join the Board as Independent Trustees. At a special joint meeting of shareholders held on January 20, 2023, the election of each of the Nominees to the Board was approved by shareholders of the Trust. The election of each of the existing Trustees, Mr. Gary Jarrett, Mr. Mark A. Thompson, Mr. Ronald A. Tschetter, Mr. Kevin M. Kinzie and Mr. Jon C. Essen, was also approved by shareholders of the Trust at the special joint meeting on January 20, 2023. The election of the Nominees became effective immediately upon shareholder approval at the special joint meeting.

In addition, effective January 26, 2023, Mr. Gary Jarrett resigned from his position as an Independent Trustee of the Trust. All references to Mr. Jarrett in the SAI should be disregarded.

Accordingly, all references to the number of Trustees in the SAI are hereby updated to reflect the increase of the size of the Board to seven Trustees. In addition, the following sections of the SAI have been revised to include information related to the new Trustees:

The following information is added to the section titled “Trustee Qualifications” beginning on page 30 of the Funds’ SAI:
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Mr. Dan T. O’Lear has more than 26 years of experience in investment management, including experience serving in several roles at Franklin Templeton Investments and Franklin Templeton Distributors, Inc. At Franklin Templeton Investments, Mr. O’Lear was responsible for investment solutions for retail investors throughout the United States. His role included maintaining relationships with senior management executives at all major clients to negotiate selling agreements between Franklin Templeton Investments and the broker dealer community, as well as liaising with internal leadership of product development, marketing, investment management, legal and compliance, operations and transfer agency. For over ten years, he presented to three independent Franklin Templeton fund boards on share class trends, mutual fund/asset class flows, revenue sharing, distribution strategies, and regulatory issues/proposals on a quarterly basis. Mr. O’Lear currently holds FINRA Series 7 and 24 licenses.

Mr. Jeff E. Place has over 39 years of experience in the financial services field, including experience as Senior Vice President and Head of Sales for Ivy Funds, Managing Director of U.S. Retail Sales for AllianceBernstein, and Senior Vice President and Head of Sales & National Accounts for WM Funds. As a Senior Distribution Executive, Mr. Place worked very closely with all facets of the broader asset management business including: finance, legal compliance, operations/technology, marketing, fund boards, sub-advisors, offshore funds and closed-end funds. In his role as a former senior executive Mr. Place held FINRA Series 7, 24 and 51 licenses.

Ms. Catie B. Tobin has over 40 years in the financial services field, including banking, credit cards, investments, retail brokerage, wealth management as well as clearing and custody services with RBC Wealth Management, Wells Fargo Advisors and Citicorp. Ms. Tobin was previously active in the Securities Industry and Financial Markets Association (SIFMA), served as a member of the industry’s Public Trust and Confidence Committee, Chaired the Investor Education Committee and represented her firm on many industry-related committees and task forces. Ms. Tobin has a strong understanding of broker dealer and registered investment advisor operations, including all stages of the product development process from launch, marketing, profitability, IT, compliance oversight and risk management. Ms. Tobin has solid knowledge of the industry’s different distribution strategies and how to successfully introduce products and services through advisor led business channels. Ms. Tobin previously held FINRA Series 7, 8, 24, 31 and 53 licenses.

The Independent Trustees table on page 31 of the Funds’ SAI has been revised to reflect updated information as follows:

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past 5 Years
Mark A. Thompson Year of Birth: 1959	Trustee/December 2011 to present	Chairman and Chief Manager, Riverbridge Partners, LLC (investment management), 1987 to present.	5	None
Ronald A. Tschetter Year of Birth: 1941	Trustee/January 2011 to present	Mr. Tschetter is presently retired from his principal occupation; Director of the U.S. Peace Corps, September 2006 to January 2009.	5	None
Dan T. O’Lear Year of Birth: 1961	Trustee/January 2023 to present	Mr. O’Lear is presently retired (since 2021); President, Franklin Templeton Distributors, 2018-2021; Head of Retail Distribution, Franklin Templeton Distributors, 2014-2018.	5	None

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past 5 Years
Jeff E. Place Year of Birth: 1953	Trustee/January 2023 to present	Mr. Place is presently retired (since 2016) from his principal occupation as a distribution fund executive.	5	None
Catie B. Tobin Year of Birth: 1958	Trustee/January 2023 to present	Ms. Tobin is presently retired (since 2021); Senior Vice President, Director, Field Development & Effectiveness, Wells Fargo Advisors, 2017-2021.	5	None
* The term of office for each Trustee listed above will continue indefinitely.
** The term "Fund Complex" refers to the LoCorr Investment Trust.

The following information is revised in the section titled “Trustee Ownership” beginning on page 33 of the Funds’ SAI:

Trustee Ownership
The following table indicates the dollar range of equity securities that each Trustee beneficially owned in each Fund as of October 31, 2022.

Amount Invested Key:

A.$0
B.$1-$10,000
C.$10,001-$50,000
D.$50,001-$100,000
E.Over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Funds					Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	Macro Strategies Fund	Commodities Strategy Fund	Dynamic Opportunity Fund	Spectrum Income Fund	Market Trend Fund
Jon C. Essen	E.	C.	C.	C.	C.	E.
Kevin M. Kinzie	E.	C.	D.	E.	E.	E.
Mark A. Thompson	E.	E.	E.	A.	A.	E.
Ronald A. Tschetter	E.	A.	A.	A.	A.	E.
Dan T. O’Lear	A.	A.	A.	A.	A.	A.
Jeff E. Place	A.	A.	A.	A.	A.	A.
Catie B. Tobin	A.	A.	A.	A.	A.	A.

As of October 31, 2022, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of any class of any of the Funds.

Please retain this Supplement for future reference.
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